J.P.  Morgan Funds  Supplement  dated  December 2, 1999,  to the  following
Prospectus:

J.P. Morgan U.S. Equity Funds, dated October 1, 1999

     The second paragraph under the heading "Portfolio Management" on page 4 with respect to J.P. Morgan U.S. Equity Fund is hereby replaced with the following:

          The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February of 1998, and has been at J.P. Morgan since 1971. Mr. Cavanna served as manager of U.S. equity portfolios prior to managing the fund.